Other Income /(Expense), net (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
OTHER INCOME /(EXPENSE), NET [Abstract]
Gain from the changes in fair value of financial instruments	[1]	$ 40,054	$ 6,665	$ 13,133
Investment income/(expense)	[2]	14,565	(2,051)	(1,908)
Government grant		5,460	2,166	2,112
Donations	[3]	(70)	(218)	(27,982)
Write-off of unpaid long-term accounts payable		0	2,031	0
Impairment loss on available-for-sale equity securities		0	(5,754)	0
Others		4,158	3,819	3,932
Total		$ 64,167	$ 6,658	$ (10,713)

[1]	The increase for 2018 compared to 2017 mainly consisted of $33.4 million in income earned from investments in financial instruments.
[2]	The increase for 2018 compared to 2017 mainly consisted of $17.8 million in investment income recognized in the third quarter of 2018 by Sogou due to the observable change in the price of Zhihu Technology Limited ("Zhihu") after the adoption of ASU 2016-01, offset by a $3.6 million investment loss representing a change in the fair value of Hylink Digital Solution Co., Ltd ("Hylink").
[3]	In the second quarter of 2016, the Sohu Group recognized a one-time expense of $27.8 million that was related to a donation by Sogou to Tsinghua University related to setting up a joint research institute focusing on artificial intelligence technology.